SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)

May 15, 2005

GOVERNMENT TRUST 1-D

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

33-23681	36-6889613
(Commission File Number)	(IRS Employer I.D. No.)

JP Morgan Trust Company (formerly Bank One Trust Company, NA), Trustee

227 West Monroe Suite 2600, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 267-5071

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

Attached hereto as Exhibit 99 are copies of the reports to holders of Government Trust Certificates Class 1-D, dated May 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Bank One Trust Company, NA (formerly The First National Bank of Chicago) has duly caused this report to be signed for the registrant Trust by a duly authorized signatory of the Trustee.

GOVERNMENT TRUST CERTIFICATES

By:	JPMorgan Trust Company
(formerly Bank One Trust Company, NA )
Not in its individual capacity but solely as Trustee on behalf of the Trust 1-D.

By:	/S/ Vanessa F. Williams
Vanessa F. Williams
Trust Officer

Date:	as of May 15, 2005